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                             THE ARCH FUND(R), INC.

                    SUPPLEMENT DATED JANUARY 29, 1998 TO THE
                       PROSPECTUS DATED SEPTEMBER 2, 1997
                         (AS REVISED NOVEMBER 21, 1997)

                            GROWTH EQUITY PORTFOLIO

                                  TRUST SHARES

     THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

     (1) The last sentence of the first paragraph on the cover page (page 1) of the Prospectus is replaced with the following:

          Trust Shares are offered to financial institutions acting on their own behalf or on behalf of discretionary and non-discretionary accounts for which they may receive account-level asset-based management fees.

     (2) The following information replaces the section entitled "Expense Summary for Trust Shares" on page 5 of the Prospectus:

                        EXPENSE SUMMARY FOR TRUST SHARES

                                                                                 GROWTH EQUITY
                                                                                   PORTFOLIO
                                                                                 -------------
ANNUAL PORTFOLIO OPERATING EXPENSES
  (as a percentage of average net assets)
  Investment Advisory Fees...................................................          .75%
  12b-1 Fees.................................................................          .00%
  Other Expenses (including administration fees, administrative services fees and other expenses) (net of fee waivers and expense
     reimbursements)(1,2)....................................................          .25%
                                                                                      ----
TOTAL PORTFOLIO OPERATING EXPENSES (net of fee waivers and expense
  reimbursements)(3).........................................................         1.00%
                                                                                      ====

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(1) Administrative services fees are payable at an annual rate not to exceed
    .30%. Without fee waivers, administration fees would be .20%.

(2) Without fee waivers and expense reimbursements, Other Expenses would be .65% and Total Portfolio Operating Expenses would be 1.40%.

EXAMPLE

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
You would pay the following expenses on a $1,000
  investment, assuming (1) a 5% annual return and (2)
  redemption at the end of each period:
Growth Equity Portfolio....................................    $ 10       $32        $55        $122

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     THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR
FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. Information about the actual performance of the Predecessor Portfolio is contained in the financial statements included in the Statement of Additional Information.

     The purpose of the foregoing table is to assist in understanding the various costs and expenses that an investor in the Portfolio's Trust Shares will bear directly or indirectly. The table reflects the expenses which the Portfolio expects to incur during the current fiscal year on its Trust Shares. For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information. The table and example have not been audited by the Fund's independent auditors and do not reflect any charges that may be imposed by financial institutions on their customers.

     (3) The first sentence of the first paragraph of the section entitled "How to Purchase and Redeem Shares -- Purchase of Shares" on page 14 of the Prospectus is deleted and replaced by the following:

          Trust Shares are sold to financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions (collectively "financial institutions"), acting on their own behalf or on behalf of discretionary and non-discretionary accounts for which they may receive account-level asset-based management fees.

     (4) The third paragraph of the section entitled "Taxes" on page 19 of the Prospectus is replaced with the following:

          Substantially all of the Portfolio's net realized long-term capital gains, if any, will be distributed at least annually to its shareholders. The Portfolio will generally have no tax liability with respect to such gains and the distributions will be taxable to shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Shares and whether such dividends are received in cash or reinvested in additional Shares. Such long-term capital gain will be 20% or 28% rate gain, depending upon the Portfolio's holding period for the assets the sale of which generated the capital gain.

     (5) The sixth paragraph of the section entitled "Taxes on page 19 of the Prospectus is replaced with the following:

          The Portfolio may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross sale proceeds paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to backup withholding by the Internal Revenue Service for prior failure to properly include on their return payments of prior failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

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     (6) The following replaces the section entitled "Management of the
Fund -- Investment Adviser" on page 20 of the Prospectus:

INVESTMENT ADVISER

     Mississippi Valley Advisors Inc. ("MVA") serves as the investment adviser to the Portfolio. MVA's principal office is located at One Mercantile Center, Seventh & Washington Streets, St. Louis, Missouri 63101. MVA is a wholly-owned subsidiary of Mercantile. As of December 31, 1997, MVA had approximately $9.4 billion in assets under investment management, including the Fund's assets, which were approximately $3.9 billion. MVA also serves as investment adviser to each of the Fund's other portfolios.

     Subject to the general supervision of the Fund's Board of Directors and in accordance with the Fund's investment policies, MVA manages the Portfolio, makes investment decisions with respect to and places orders for all purchases and sales of the Portfolio's securities and other investments, and directs the maintenance of the Portfolio's records relating to such purchases and sales.

     For the services provided and expenses assumed pursuant to the investment advisory agreement, MVA is entitled to receive fees, computed daily and payable monthly, at the annual rate of .75% of the Portfolio's average daily net assets.

     MVA may from time to time voluntarily reduce all or a portion of its advisory fee to increase the net income of the Portfolio available for distributions as dividends. The voluntary fee reduction will cause the return of the Portfolio to be higher than it would otherwise be in the absence of such reduction.

     The Predecessor Portfolio bore advisory fees during the fiscal year ended September 30, 1997 pursuant to the investment advisory agreements then in effect with MVA (or the predecessor adviser, Mark Twain Bank) at the effective annual rate of .75% of its average daily net assets after fee waivers. Without fee waivers, the Predecessor Portfolio would have borne advisory fees at the annual rate of .75% of its average daily net assets.

     The organizational arrangements of MVA require that all investment decisions with respect to the Growth Equity Portfolio be made by MVA's Equity Committee, and no one person is responsible for making recommendations to the Committee.

     (7) The fourth paragraph of the section entitled "Management of the Funds -- Administrator" on page 21 of the Prospectus is replaced with the following:

          The Predecessor Portfolio bore administrative fees during the fiscal year ended September 30, 1997 pursuant to the administrative services agreement then in effect with Federated Administrative Services, its former administrator, at the effective annual rate of .15% of its average daily net assets.

     (8) The third sentence of the fourth paragraph of the section entitled "Other Information Concerning the Fund and Its Shares -- Description of Shares" on page 24 of the Prospectus is replaced with the following:

          Institutional Shares, which are offered to financial institutions acting on behalf of discretionary and non-discretionary amounts for which they do not receive account-level asset-based management fees, are sold without a sales charge.

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     (9) The first sentence of the second paragraph of the section entitled
"Other Information Concerning the Fund and Its Shares -- Miscellaneous" on page 25 of the Prospectus is replaced with the following:

          As of December 31, 1997, Mercantile and its affiliates possessed, of record on behalf of their underlying customer accounts, voting or investment power with respect to more than 25% of the Fund's outstanding Shares.

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